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                                                                   Exhibit 10.15

                             EMPLOYMENT AGREEMENT

          This AGREEMENT is entered into as of April 16, 2000, by and between Jon Beizer ("Executive") and iAsiaWorks, Inc., a California corporation (the "Company").

          1.  Duties and Scope of Employment.
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                    (a)  Position and Duties.  For the term of his employment
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under this Agreement, the Company agrees to employ Executive in the position of
President - U.S. and Chief Financial Officer ("CFO"). Executive shall report to the Company's Chief Executive Officer ("CEO"), and his position will be based at the Company's corporate headquarters in San Mateo, California. Executive will be responsible for the management of the Company's U.S. business, including managing the Company's financial functions such as reporting, fundraising, merger and acquisition activities and other projects as assigned by the CEO. In performing his duties to the Company, Executive shall spend no more than twenty percent (20%) of his time travelling.

                    (b)  Obligations to the Company.  During the term of his
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employment, Executive shall devote his full business efforts and time to the
Company; provided, however, that this shall not preclude Executive from serving as a member of the board of directors of up to three other companies, with the prior consent of the Company's Chief Executive Officer and Board of Directors, to the extent such other companies do not compete with the Company and to the extent such service does not materially impact the ability of Executive to fulfill his obligations to the Company. Executive shall comply with the Company's policies and rules, as they may be in effect from time to time during the term of his employment.

                    (c)  No Conflicting Obligations.  Executive represents and
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warrants to the Company that he is under no obligations or commitments, whether contractual or otherwise, that are inconsistent with his obligations under this Agreement. Executive represents and warrants that he will not use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which Executive or any other person has any right, title or interest and that his employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person or entity. Executive represents and warrants to the Company that he has returned all property and confidential information belonging to any prior employers.

                    (d)  Commencement Date.  The employment of Executive by the
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Company shall be governed by this Agreement beginning as of the date first written above ("Effective Date.")

          2.   Term of Employment.
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                    (a)  Basic Rule.  The Company agrees to continue Executive's
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employment, and Executive agrees to remain in employment with the Company, from the Commencement Date set forth in Section 1(d) until the date when Executive's employment terminates pursuant to Subsection (b) below (the "Employment
Period").  Executive's
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employment with the Company shall be "at will," which means that either
Executive or the Company may terminate Executive's employment at any time, for any reason, with or Without Cause. Any contrary representations, which may have been made to Executive shall be superseded by this Agreement. This Agreement shall constitute the full and complete agreement between Executive and the Company of the "at will" nature of Executive's employment, which may only be changed in an express written agreement signed by Executive and a duly authorized officer of the Company.

                    (b)  Termination. The Company or Executive may terminate
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Executive's employment at any time for any reason (or no reason), and with
"Cause" or "Without Cause," by giving the other party fourteen (14) days' notice in writing. Executive's employment shall terminate automatically in the event of his death.

          3.   Cash and Incentive Compensation.
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                    (a)  Salary.  The Company shall pay Executive as
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compensation for his services an annual base salary of $250,000 payable bi-
monthly and in accordance with the Company's standard payroll schedule. (The compensation specified in this Subsection (a), together with any increases in such compensation that the Company may grant from time to time, are referred to in this Agreement as "Base Salary.")

                    (b)  Bonus.  Executive will be eligible to earn an annual
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bonus (the "Target Bonus") equal to a maximum of forty percent (40%) of his Base
Salary. At least fifty percent (50%) of the Target Bonus will be a guaranteed bonus, to be paid to Executive in the form of deferred compensation, in two equal, bi-annual payments. Half of the guaranteed bonus will be paid on July 1, 2000 and the remainder of the guaranteed bonus will be paid on January 1, 2001. Increase of the guaranteed bonus must be approved by the Board, upon the recommendation of the CEO.

                    Beginning January 1, 2001, Executive will be eligible to earn the remaining portion of the Target Bonus, which will be based on Executive's achievement of performance criteria to be mutually agreed upon by the parties, and approved by the CEO of the Company.

                    (c)  Stock Option.  The unvested shares of Executive's stock
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option granted by the Company under the Stock Option Plan, dated _____ 1995 (the
"Plan") shall continue to vest pursuant to the Plan. Upon the filing of an initial public offering, Executive shall receive a stock option to purchase shares representing one-half (1/2) of one percent (1%) of the then fully diluted stock of the Company.

                       (i)  Termination Following Change of Control. If, within
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one year following a "Change of Control," Executive resigns for "Good Reason" or the Company terminates Executive's employment "Without Cause," then Executive shall receive: (A) a lump sum severance payment equal to nine (9) months of his Base Salary; (B) the full amount of his Target Bonus for the year in which Executive is terminated; and (C) immediate vesting of the unvested shares of all options currently held by Executive, with the Company's repurchase right lapsing as to such shares.

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                    (ii)  Termination Outside Change of Control.  If the Company
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terminates Executive's employment "Without Cause" or Executive resigns for "Good
Reason" outside a Change of Control, then Executive shall receive: (A) a lump sum severance payment equal to nine (9) months of his Base Salary; (B) immediate vesting of the unvested shares of all options currently held by Executive, with the Company's repurchase right lapsing as to such shares; and (C) a pro-rated portion of Executive's full Target Bonus, based on Executive's length of service to the Company during the calendar year in which he is terminated. In other words, upon this termination event, Executive is to receive the full Target
Bonus representing forty percent (40%) of his Base Salary, an amount which is to be adjusted according to the fraction of the year in which Executive was employed immediately prior to his termination.

                    (iii) Effect of Change of Control on Stock Option Value.  In
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the event that a Change of Control renders Executive's stock option worthless, the Board shall engage in good faith negotiations with Executive to determine and implement a fee payable to Executive for his services in assisting with the transaction ("Success Fee"). The Company shall pay Executive the Success Fee upon the closing date of the Change of Control. This section 3(c)(vi) shall only apply while the Company is private.

                    (iv)  Definitions.

                          (a) "Change of Control." For all purposes under this
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Agreement, "Change of Control" shall mean (i) a merger or consolidation in which securities possessing at least fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                          (b) "Good Reason." For all purposes under this
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Agreement, "Good Reason" for Executive's resignation will exist if he resigns within sixty (60) days of any of the following events: (i) any reduction in his Base Salary or Target Bonus; (ii) any material reduction in his benefits; (iii) a change in his position with the Company or a successor company which reduces his duties or level of responsibility, other than Executive no longer being the Chief Financial Officer of the Company so long as he remains its President - U.S.; (iv) a requirement that Executive travel more than twenty percent (20%) of his time; or (v) any requirement that he relocate his place of employment by more than thirty-five (35) miles from his then current office, provided such reduction, change or relocation is effected by the Company without his written consent. A resignation by Executive under any other circumstance or for any other reason will be a resignation without "Good Reason."

                          (c) Termination for "Cause."  For all purposes under
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this Agreement, a termination for "Cause" shall mean a good faith determination by the Company's Board of Directors that Executive's employment be terminated for any of the following reasons: (i) willful misconduct which materially damages the Company; (ii) misappropriation of the assets of the Company; or
(iii) conviction of, or a plea of "guilty" or "no contest" to a felony under the laws of the United States or any state thereof. A termination of Executive's employment in any other circumstance or for any other reason will be a termination "Without Cause."

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          4.   Vacation and Executive Benefits.  During the term of his
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employment, Executive shall be eligible for three (3) weeks of paid vacation each year, in accordance with the Company's standard policy for similarly situated employees, as it may be amended from time to time. During the term of his employment, Executive shall be eligible to participate in any employee benefit plans maintained by the Company for similarly situated employees, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.

          5.   Business Expenses.  During the term of his employment, Executive
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shall be authorized to incur necessary and reasonable travel and other business expenses in connection with his duties hereunder. The Company shall reimburse Executive for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

          6.   Non-Solicitation and Non-Disclosure.
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                    (a)  Non-Solicitation.  During the period commencing on the
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date of this Agreement and continuing until the first anniversary of the date when Executive's employment terminates for any reason, Executive shall not directly or indirectly, personally or through others, solicit or attempt to solicit (on Executive's own behalf or on behalf of any other person or entity) for hire any employee or consultant of the Company or any of the Company's affiliates.

                    (b)  Non-Disclosure.  As a condition of employment,
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Executive will execute the Company's standard Proprietary Information Agreement, a copy of which is attached.

          7.   Successors.
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                    (a)  Company's Successors. This Agreement shall be binding
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upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

                    (b)  Executive's Successors. This Agreement and all rights
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of Executive hereunder shall inure to the benefit of, and be enforceable by,
Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

          8.   Indemnity.  The Company will indemnify and provide a defense to
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Executive to the full extent permitted by law and its bylaws with respect to any claims arising out of the performance of his duties as an employee, director or officer of the Company. To the same extent, the Company will pay, and subject to any legal limitations, advance all expenses, including reasonable attorney fees and costs of court-approved settlements, actually and

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necessarily incurred by Executive in connection with the defense of any action, suit or proceeding and in connection with any appeal, which has been brought against Executive by reason of his service as an officer, director or agent of the Company, or his acceptance of this Agreement or the performance of his duties thereunder. The Company shall use its best efforts to obtain coverage for Executive under a liability insurance policy or policies that cover the actions of officers and directors of the Company.

          10.  Arbitration.  Any controversy between the parties hereto
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involving the construction or application of any terms, covenants or conditions of this Agreement, or any claims arising out of or relating to this Agreement or the breach thereof or your employment with the Company or any termination of that employment, will be submitted to and settled by final and binding arbitration in Palo Alto, California, in accordance with the Model Employment Dispute Resolution Rules of the American Arbitration Association (the "Rules"), or any other applicable rules of the AAA then in effect. Any arbitrator shall be selected pursuant to such Rules and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          11.  Miscellaneous Provisions.
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                    (a)  Notice.  Notices and all other communications
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contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by overnight courier, U.S. registered or certified mail, return receipt requested and postage prepaid. Mailed notices shall be addressed to Executive at the home address which he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

                    (b)  Modifications and Waivers.  No provision of this
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Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by Executive and by an authorized officer of the Company (other than Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

                    (c)  Whole Agreement.  No other agreements, representations
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or understandings (whether oral or written) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter of this Agreement. This Agreement, the Proprietary
Information Agreement, and applicable stock option agreements and stock plans, contain the entire understanding of the parties with respect to the subject matter hereof.

                    (d)  Taxes.  All payments made under this Agreement shall be
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subject to reduction to reflect taxes or other charges required to be withheld by law.

                    (e)  Choice of Law.  The validity, interpretation,
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construction and performance of this Agreement shall be governed by the laws of the State of California (except provisions governing the choice of law).

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                    (f)  Severability.  The invalidity or unenforceability of
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any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

                    (g)  No Assignment.  This Agreement and all rights and
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obligations of Executive hereunder are personal to Executive and may not be transferred or assigned by Executive at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company's assets to such entity.

                    (h)  Headings.  The headings of the paragraphs contained in
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this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

                    (i)  Counterparts.  This Agreement may be executed in two or
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more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


                                     EXECUTIVE

                                     ____________________________________
                                     Jon Beizer


                                     iAsiaworks Corporation

                                     By:__________________________________

                                     Title:_______________________________

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